Exhibit 10.3

FORM OF LTIP UNIT VESTING AGREEMENT

Name of Grantee:
Number of LTIP Units:
Grant Date:

RECITALS

Pursuant to the Hersha Hospitality Trust Amended and Restated 2012 Equity Incentive Plan, effective as of December 23, 2014 (the “Plan”), and the Amended and Restated Agreement of Limited Partnership of Hersha Hospitality Limited Partnership, dated as of January 26, 1999, as amended through the date hereof (the “Partnership Agreement”), including, but not limited to, the Sixth Amendment thereto, dated as of December 23, 2014 (the “Sixth Amendment”), Hersha Hospitality Trust, a Maryland real estate investment trust (the “Company”), as the sole general partner of Hersha Hospitality Limited Partnership (the “Partnership”), for the provision of services to or for the benefit of the Partnership in a partner capacity or in anticipation of being a partner, has approved the grant to the Grantee named above of an LTIP Award (as defined in the Plan) in the form of, and causes the Partnership to issue to the Grantee named above, a Partnership Interest (as defined in the Partnership Agreement) having the rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption and conversion set forth herein and in the Partnership Agreement, such Partnership Interest to be expressed as a number of LTIP Units (as defined in the Partnership Agreement).

Upon acceptance of this LTIP Unit Vesting Agreement (this “Agreement”), the Grantee shall receive, effective as of the Grant Date specified above, the number of LTIP Units specified above, subject to the restrictions and conditions set forth herein and in the Partnership Agreement.

Reference is made to that certain Second Amended and Restated Employment Agreement, dated April 18, 2012 (the “Employment Agreement”), entered into by and between the Company and the Grantee.

1. Acceptance of Agreement.

(a) The Grantee shall have no rights with respect to this Agreement unless the Grantee shall have accepted this Agreement by signing and delivering to the Partnership a copy of this Agreement, and unless the Grantee is already a Limited Partner (as defined in the Partnership Agreement), signing, as a Limited Partner, and delivering to the Partnership a counterpart signature page to the Partnership Agreement (attached hereto as Exhibit A ).

(b) Upon acceptance of this Agreement by the Grantee, the Company, as the sole general partner of the Partnership, shall cause Exhibit A to the Partnership Agreement to be amended to reflect the issuance to the Grantee of the LTIP Units so accepted, effective as of the Grant Date, and, thereupon, the Grantee shall have all the rights of a Limited Partner of the Partnership with respect to the number of LTIP Units specified above, as set forth in the

Partnership Agreement, subject, however, to the restrictions and conditions specified in Section 2 below.
2. Restrictions and Conditions.

(a) The records of the Partnership evidencing the LTIP Units granted herein shall bear an appropriate legend, as determined by the Company, as the sole general partner of the Partnership, in its sole discretion, to the effect that such LTIP Units are subject to restrictions as set forth herein and in the Partnership Agreement.

(b) The LTIP Units granted herein may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of by the Grantee prior to vesting or at any time within two years of receipt of such LTIP Units in accordance with Section 8(d) hereof.

(c) Subject to the provisions of Section 0 hereof and except as otherwise provided in the Employment Agreement, any LTIP Units granted herein (and the proportionate amount of the Grantee’s Capital Account (as defined in the Partnership Agreement) balance attributable to such LTIP Units) that have not become vested on or before the date the Grantee’s employment with the Company, the Partnership or any affiliate of the Company or the Partnership terminates shall be forfeited as of the date such employment terminates.

3. Vesting of LTIP Units

The restrictions and conditions in Section 2(b) and Section 2(c) hereof shall lapse with respect to the LTIP Units granted herein in the amounts and on the dates specified below (each such date, a “Vesting Date”):

Number of LTIP Units Vested	Vesting Date

December 31, 2014
June 1, 2015
December 31, 2015
June 1, 2016
December 31, 2016
June 1, 2017

4. Acceleration of Forfeiture Period in Special Circumstances

(a) All LTIP Units granted herein that have not already become fully vested in accordance with Section 3 hereof shall automatically become fully vested on the date specified below if the Grantee remains in the continuous employ of the Company, the Partnership or any affiliate of the Company or the Partnership from the Grant Date until such date:

(i) the date that the Grantee’s employment with the Company, the Partnership or any affiliate of the Company or the Partnership is terminated by the Company, the Partnership or any affiliate of the Company or the Partnership for any reason other than “cause” (as such term is defined in the Employment Agreement); or

(ii) the date on which the Grantee’s employment with the Company, the Partnership or any affiliate of the Company or the Partnership terminates on account of the Grantee’s death or “disability” (for purposes of this Agreement, the term “disability” means that the Grantee is entitled to benefits under a long-term disability insurance policy or plan maintained by the Company, the Partnership or any affiliate of the Company or the Partnership or, if there is no such policy or plan in effect, “disability” means that the Grantee is totally and permanently disabled within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the “Code”)).

(b) All LTIP Units granted herein that have not already become fully vested in accordance with Section 3 hereof shall automatically become fully vested on a Control Change Date (as defined in the Plan).

5. Merger-Related Action

(a) If any of the corporate events described in Article XII of the Plan occur, the Administrator may take certain actions set forth in Article XII of the Plan, which may include the following actions with respect to the outstanding LTIP Units subject to this LTIP Award: the Administrator may provide that such LTIP Units shall be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for similar awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof; and/or the Administrator may provide for the termination of this Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the exercise of this Award or the realization of the Grantee’s rights or, if no amount would have been attained upon the exercise of the Award or realization of the Grantee’s rights, then the termination of this Award without payment.

(b) The right to take the actions described in clause (i) or clause (ii) of Section  5(a) hereof (each, a “Merger-Related Action”) in contemplation of and subject to the consummation of a consolidation or merger or sale of all or substantially all of the assets of the Company in which outstanding shares of Common Stock are exchanged for securities, cash, or other property of an unrelated corporation or business entity or in the event of a liquidation of the Company (in each case, a “Transaction”) shall be subject to the following limitations and qualifications:

(i) if all LTIP Units awarded to the Grantee hereunder are eligible, as of the time of the Merger-Related Action for redemption pursuant to the Redemption Right (as defined in the Partnership Agreement) (such redemption, a “Redemption”) and the Grantee is afforded the opportunity to effect such Redemption for the same kind and amount of consideration as other holders of Common Units in connection with the Transaction, then Merger-Related Action of the kind specified in clause (i) or clause (ii) of Section  5(a) hereof shall be permitted and available to the Company and the corporation assuming the obligations of the Company (the “Acquiror”);

(ii) if some or all of the LTIP Units awarded to the Grantee hereunder are not, as of the time of the Merger-Related Action, so eligible for Redemption, and the acquiring or succeeding entity is itself, or has a subsidiary which is organized as a partnership or limited liability company (consisting of a so-called “UPREIT,” “UP-C” or other structure substantially similar in purpose or effect to that of the Company and the Partnership), then Merger-Related Action of the kind specified in clause (i) of Section  5(a) hereof above must be taken by the Acquiror with respect to all LTIP Units subject to this Award which are not eligible for Redemption at the time, whereby all such LTIP Units covered by this Award shall be assumed by the acquiring or succeeding entity, or equivalent awards shall be substituted by the acquiring or succeeding entity, and the acquiring or succeeding entity shall preserve with respect to the assumed LTIP Units or any securities to be substituted for such LTIP Units, as far as reasonably possible under the circumstances, the distribution, special allocation, Redemption and other rights set forth in the Partnership Agreement for the benefit of the holders of LTIP Units; and

(iii) if some or all of the LTIP Units awarded to the Grantee hereunder are not, as of the time of the Merger-Related Action, so eligible for Redemption, and after exercise of reasonable commercial efforts the Company or the Acquiror is unable to treat the LTIP Units in accordance with clause (ii) of this Section 5(b), then Merger-Related Action of the kind specified in clause (ii) of Section 5(a) hereof must be taken by the Company or the Acquiror, in which case such action shall be subject to a provision that the settlement of the terminated award of LTIP Units which are not eligible for Redemption requires a payment of the same kind and amount of consideration payable in connection with the Transaction to a holder of the number of OP Units into which the LTIP Units to be terminated could be converted on the Redemption (including the right to make elections as to the type of consideration) if the Transaction were of a nature that permitted a revaluation of the Grantee’s Capital Account balance under the terms of the Partnership Agreement, as determined by the Committee in good faith in accordance with the Plan.

6. Distributions

Distributions on the LTIP Units shall be paid currently to the Grantee in accordance with the terms of the Partnership Agreement. For purposes of the Plan, the right to distributions set forth in this Section 6 shall be deemed a Dividend Equivalent Right (as defined in the Plan).

7. Incorporation of Plan

Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan. Capitalized terms used in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

8. Covenants

The Grantee (and the Company and the Partnership as described in subsection (c) below) hereby covenants as follows:

(a) So long as the Grantee holds any LTIP Units, the Grantee shall disclose to the Partnership in writing such information as may be reasonably requested with respect to ownership of LTIP Units as the Partnership may deem reasonably necessary to ascertain and to establish compliance with provisions of the Code, applicable to the Partnership or to comply with requirements of any other appropriate taxing authority.

(b) The Grantee hereby makes the covenants, representations and warranties set forth on Exhibit B attached hereto. All of such covenants, warranties and representations shall survive the execution and delivery of this Agreement by the Grantee.

(c) The Grantee hereby agrees to make, and each of the Company and Partnership hereby consents to the Grantee’s making, an election under Section 83(b) of the Code with respect to the LTIP Units awarded hereunder, and has delivered with this Agreement a completed, executed copy of the election form attached hereto as Exhibit C. The Grantee agrees to file the election (or to permit the Company, as the sole general partner of the Partnership, to cause the Partnership to file such election on the Grantee’s behalf) within thirty (30) days after the Grant Date with the IRS Service Center at which such Grantee files his or her personal income tax returns, and to file a copy of such election with the Grantee’s U.S. federal income tax return for the taxable year in which the LTIP Units are awarded to the Grantee.

(d) The Grantee hereby acknowledges and agrees that he or she may not dispose of or redeem the LTIP Units subject to this Award within two years of receipt of such LTIP Units. The Partnership and the Grantee hereby agree to treat the Grantee as the owner of the LTIP Units from the Grant Date. The Grantee hereby agrees to take into account the distributive share of Partnership income, gain, loss, deduction, and credit associated with the LTIP Units in computing the Grantee’s income tax liability for the entire period during which the Grantee has the LTIP Units.

(e) The Grantee hereby recognizes that the IRS has proposed regulations under Sections 83 and 704 of the Internal Revenue Code that may affect the proper treatment of the LTIP Units for federal tax purposes. In the event that those proposed regulations are finalized, the Grantee hereby agrees to cooperate with the Partnership in amending this Agreement and the Partnership Agreement, and to take such other action as may be required, to conform to such regulations.

(f) The Grantee has read the Partnership Agreement, and has had his or her tax advisors review it or has waived the right to do so.
9. Transferability

This Agreement is personal to the Grantee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution.

10. Amendment

The Grantee acknowledges that the Plan may be amended or terminated in accordance with the terms thereof and that this Agreement may be amended or canceled by the Committee, on behalf of the Partnership, for the purpose of satisfying changes in law or for any other lawful purpose, provided that no such action shall adversely affect the Grantee’s rights under this Agreement without the Grantee’s written consent.  The provisions of Section 5 of this

Agreement applicable to the termination of the LTIP Units covered by this Award in connection with a Transaction  shall apply, mutatis mutandis to amendments, discontinuance or cancellation pursuant to this Section 10 or in accordance with the terms of the Plan.

11. No Obligation to Continue Employment; Services Provided to the Partnership

(a) Except as otherwise provided in the Employment Agreement, none of the Company, the Partnership or any affiliate of the Company or the Partnership is obligated by or as a result of the Plan or this Agreement to continue the Grantee in employment, neither the Plan nor this Agreement shall constitute an express or implied promise of continued employment as an employee, consultant or trustee for such period, for any period or at all, and neither the Plan nor this Agreement shall interfere in any way with the right of the Company, the Partnership or any affiliate of the Company or the Partnership to terminate the employment of the Grantee at any time.

(b) The Company and the Partnership shall permit the Grantee to render services to the Partnership in the Grantee’s capacity as a partner of the Partnership as consideration for the grant of a compensatory interest in the future profits of the Partnership in the form of the LTIP Units granted to Grantee hereunder (which provision of services to the Partnership shall be authorized by the Employment Agreement).

12. Notices

Notices hereunder shall be mailed or delivered to the Partnership at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Partnership or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

13. Governing Law; Consent to Jurisdiction; Venue

This Agreement shall be governed by, and construed in accordance with, the laws of the State of Maryland, applied without regard to conflict of law principles. The parties agree that any action or proceeding arising directly, indirectly or otherwise in connection with, out of, related to or from this Agreement, any breach hereof or any action covered hereby, shall be resolved within the Commonwealth of Pennsylvania and the parties hereto consent and submit to the jurisdiction of the federal and state courts located within the Eastern District of Pennsylvania. The parties hereto further agree that any such action or proceeding brought by either party to enforce any right, assert any claim, obtain any relief whatsoever in connection with this Agreement shall be brought by such party exclusively in federal or state courts located within the Eastern District of Pennsylvania.

[Remainder of page left blank intentionally. Signature page follows.]

HERSHA HOSPITALITY

LIMITED PARTNERSHIP,

a Virginia limited partnership

By: Hersha Hospitality Trust,

a Maryland real estate investment trust,

its sole general partner

By:___________________________________

Name:

Title:

Date:

HERSHA HOSPITALITY TRUST,

a Maryland real estate investment trust

By:___________________________________

Name:

Title:

Date:

The foregoing agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the Grantee.

Date:                       _________________________________________

   Grantee’s Signature

Grantee’s name and address:

[Signature Page to LTIP Unit Vesting Agreement]

EXHIBIT A

FORM OF LIMITED PARTNER SIGNATURE PAGE

The Grantee, desiring to become one of the within named Limited Partners of Hersha Hospitality Limited Partnership, a Virginia limited partnership, hereby becomes a party to the Amended and Restated Agreement of Limited Partnership of Hersha Hospitality Limited Partnership, dated as of January 26, 1999, as amended through the date hereof (the “Partnership Agreement”). The Grantee agrees that this signature page may be attached to any counterpart of the Partnership Agreement.

Signature Line for Limited Partner:

___________________________

Name:

Title:

Address:

Effective Date:

EXHIBIT B

GRANTEE’S COVENANTS, REPRESENTATIONS AND WARRANTIES

The Grantee hereby represents, warrants and covenants as follows:

1. The Grantee has access to and had an opportunity to review the following documents (the “Background Documents”):
(a) the Company’s latest Annual Report to Shareholders;
(b) the Company’s Proxy Statement for its most recent Annual Meeting of Shareholders;
(c) the Company’s Annual Report on Form 10-K for the fiscal year most recently ended;

(d) each of the Company’s Quarterly Reports on Form 10-Q filed by the Company with the Securities and Exchange Commission since the filing of the Annual Report on Form 10-K described in clause (c) above;

(e) each of the Company’s Current Reports on Form 8-K, if any, filed since the end of the fiscal year most recently ended;
(f) the Partnership Agreement;
(g) the Plan; and
(h) the Company’s declaration of trust, as amended and restated, together with all amendments and supplements thereto through the date hereof, and the Company’s amended and restated bylaws.

2.The Grantee is an executive officer and/or trustee of the Company, is familiar with the business and affairs of the Company and the Partnership.  The Grantee has such knowledge and experience in financial and business matters that the Grantee is capable of evaluating the merits and risks of an investment in the LTIP Units and the Common Units (as defined in the Partnership Agreement) issuable upon conversion of the LTIP Units.

3.The Grantee understands that: the Grantee is responsible for consulting his own tax advisors with respect to the application of the U.S. federal income tax laws, and the tax laws of any state, local or other taxing jurisdiction to which the Grantee is or by reason of the award of LTIP Units may become subject, to his particular situation; the Grantee has not received or relied upon business or tax advice from the Company, the Partnership or any of their respective employees, agents, consultants or advisors, in their capacity as such; the Grantee provides services to the Partnership on a regular basis and in such capacity has access to such information, and has such experience of and involvement in the business and operations of the Partnership, as the Grantee believes to be necessary and appropriate to make an informed decision to accept this Award of LTIP Units; and an investment in the Partnership and/or the

Company involves substantial risks. The Grantee has been given the opportunity to make a thorough investigation of matters relevant to the LTIP Units and has reviewed and understands, materials relating to the Partnership and the Company and their respective activities (including, but not limited to, the Background Documents) and pertaining to the LTIP Units. The Grantee has had an opportunity to ask questions of and receive answers from the Partnership and the Company, or from a person or persons acting on their behalf, concerning the terms and conditions of the LTIP Units. The Grantee has relied upon, and is making its decision solely upon, the Background Documents and such other information provided in writing to the Grantee by the Partnership or the Company.

4.The LTIP Units to be issued, the Common Units issuable upon conversion of the LTIP Units and any REIT Shares (as defined in the Partnership Agreement) issuable in connection with the redemption of any such Common Units will be acquired for the account of the Grantee for investment only and not with a current view to, or with any intention of, a distribution or resale thereof, in whole or in part, or the grant of any participation therein, without prejudice, however, to the Grantee’s right (subject to the terms of the LTIP Units, the Plan and this Agreement) at all times to sell or otherwise dispose of all or any part of his LTIP Units, Common Units or REIT Shares in compliance with the Securities Act, and applicable state securities laws, and subject, nevertheless, to the disposition of his assets being at all times within his control.

5.The Grantee acknowledges that: neither the LTIP Units to be issued, nor the Common Units issuable upon conversion of the LTIP Units, have been registered under the Securities Act of 1933, as amended (the “Securities Act”), or state securities laws by reason of a specific exemption or exemptions from registration under the Securities Act and applicable state securities laws and, if such LTIP Units or Common Units are represented by certificates, such certificates will bear a legend to such effect; the reliance by the Partnership and the Company on such exemptions is predicated in part on the accuracy and completeness of the representations and warranties of the Grantee contained herein; such LTIP Units, or Common Units, therefore, cannot be resold unless registered under the Securities Act and applicable state securities laws, or unless an exemption from registration is available, there is no public market for such LTIP Units and Common Units; and neither the Partnership nor the Company has any obligation or intention to register such LTIP Units or the Common Units issuable upon conversion of the LTIP Units under the Securities Act or any state securities laws or to take any action that would make available any exemption from the registration requirements of such laws, except, that, upon the redemption of the Common Units for REIT Shares, the Company may issue such REIT Shares under the Plan and pursuant to a Registration Statement on Form S-8 under the Securities Act, to the extent that the Grantee is eligible to receive such REIT Shares under the Plan at the time of such issuance, the Company has filed a Form S-8 Registration Statement with the Securities and Exchange Commission registering the issuance of such REIT Shares and such Form S-8 is effective at the time of the issuance of such REIT Shares. The Grantee hereby acknowledges that because of the restrictions on transfer or assignment of such LTIP Units acquired hereby and the Common Units issuable upon conversion of the LTIP Units which are set forth in the Partnership Agreement or this Agreement, the Grantee may have to bear the economic risk of his ownership of the LTIP Units acquired hereby and the Common Units issuable upon conversion of the LTIP Units for an indefinite period of time. The Grantee further acknowledges that LTIP Units may not be sold or redeemed within two years after grant unless approved by the General Partner in its sole discretion. The Grantee further acknowledges and agrees to comply with the safe harbor requirement under IRS Notice 2005-43 as set forth in Section 10.05(d) of the Partnership Agreement (or any similar section of the Partnership Agreement that results from an amendment or restatement of the Partnership Agreement subsequent to the date hereof).

6.The Grantee has determined that the LTIP Units are a suitable investment for the Grantee.

7.No representations or warranties have been made to the Grantee by the Partnership or the Company, or any officer, trustee, shareholder, agent, or affiliate of any of them, and the Grantee has received no information relating to an investment in the Partnership or the LTIP Units except the information specified in Paragraphs 1 and 3 above.

8.So long as the Grantee holds any LTIP Units, the Grantee shall disclose to the Partnership in writing such information as may be reasonably requested with respect to ownership of LTIP Units as the Partnership may deem reasonably necessary to ascertain and to establish compliance with provisions of the Code, applicable to the Partnership or to comply with requirements of any other appropriate taxing authority.

9.The address set forth on the signature page of this Agreement is the address of the Grantee’s principal residence, and the Grantee has no present intention of becoming a resident of any country, state or jurisdiction other than the country and state in which such residence is sited.

EXHIBIT C

ELECTION to include in gross income in year of transfer of property PURSUANT TO SECTION 83(b) OF THE INTERNAL REVENUE CODE

The undersigned hereby makes an election pursuant to Section 83(b) of the Internal Revenue Code with respect to the property described below and supplies the following information in accordance with the regulations promulgated thereunder:

1.The name, address and taxpayer identification number of the undersigned are:

Name:	___________________ (the “Taxpayer”)

Address:	_____________________________________________________ _____________________________________________________ _____________________________________________________

Social Security # / Taxpayer Identification #:	_____________________________________________________

2.Description of the property with respect to which the election is being made:

The election is being made with respect to LTIP Units in Hersha Hospitality Limited Partnership, a Virginia limited partnership (the “Partnership”).  The LTIP Units represent an interest in future profits of such entity received for services rendered to such entity in a partner capacity or in anticipation of becoming a partner.

3.The date on which the LTIP Units were transferred is December __, 2014.  The taxable year to which this election relates is calendar year 2014.

4.Nature of restrictions to which the LTIP Units are subject:

(a)The Taxpayer’s LTIP Units are subject to a substantial risk of forfeiture and are nontransferable as of the date on which the LTIP Units were transferred.

(b)The Taxpayer’s LTIP Units vest and become transferable based on the Taxpayer’s continued employment with Hersha Hospitality Trust, a Maryland real estate investment trust (the “Company”), the Partnership or an affiliate of the Company or the Partnership.

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5.The fair market value at the time of transfer (determined without regard to any restrictions other than restrictions which by their terms will never lapse) of the LTIP Units was $0.00 per LTIP Unit pursuant to the liquidation value method of IRS Notice 2005-43.  This profits interest is a “Safe Harbor” partnership interest as defined in IRS Notice 2005-43.

6.The amount paid by the Taxpayer for the LTIP Units was $0.00 per LTIP Unit.

7.A copy of this statement has been furnished to the Partnership and to the Company, in its capacity as the sole general partner of the Partnership.

Signature of Taxpayer:______________________________

Name of Taxpayer:      ______________________________

Date:                                  ______________________________

The undersigned spouse of Taxpayer joins in this election (complete if applicable).

Signature of Taxpayer’s Spouse: ______________________________

Name of Taxpayer:          ______________________________

Date:                                          ______________________________

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